                                                                   EXHIBIT 10.1

          AMENDMENT #1 TO RECEIVABLES SALE AND CONTRIBUTION AGREEMENT

         THIS AMENDMENT #1 TO RECEIVABLES SALE AND CONTRIBUTION AGREEMENT (this "AMENDMENT"), dated as of January 31, 2003, is entered into by and among ChoicePoint Services Inc., a Georgia corporation ("Services"), I.R.S.C., Inc., a California corporation (by Services, its successor-in-interest by merger), Insurity, Inc., a Georgia corporation (f/k/a PRC Corporation), ChoicePoint Business and Government Services Inc., a Georgia corporation, ChoicePoint Direct Inc., an Illinois corporation (by ChoicePoint Precision Marketing Inc. a Georgia corporation ("Precision Marketing"), its successor-in-interest by merger), Statewide Data Services, Inc., a Florida corporation (by Precision Marketing, its successor-in-interest by merger), ChoicePoint Public Records Inc., a Georgia corporation, Patlex Corporation, a Pennsylvania corporation, National Safety Alliance Incorporated, a Tennessee corporation, and BTi LP, a Texas limited partnership (as successor to BTi Employee Screening Services Inc., a Texas corporation), ChoicePoint Capital Inc., a Delaware corporation, and consented to by ChoicePoint Financial Inc., a Delaware corporation ("BORROWER"), and SunTrust Capital Markets, Inc., a Tennessee corporation, as agent and administrator for Lender (in such capacity, together with its successor and assigns in such capacity, the "ADMINISTRATOR"), and pertains to the Receivables Sale and Contribution Agreement among certain of the parties hereto dated as of July 2, 2001 (the "EXISTING AGREEMENT"). Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Existing Agreement.

                                   BACKGROUND

         WHEREAS, the Originators and the Buyer wish to amend the Existing Agreement as hereinafter set forth; and

         WHEREAS, each of the Borrower and the Administrator is willing to agree to such amendments on the terms and subject to the conditions set forth in this Amendment;

         NOW, THEREFORE, in consideration of the promises and mutual agreements herein contained, the parties hereto agree as follows:

         1.       AMENDMENTS.

                  1.1. All references in the Existing Agreement to "BTi Employee Screening Services Inc., a Texas corporation" are hereby replaced with "BTi LP, a Texas limited partnership," and all references in the Existing Agreement to "PRC Corporation, a Georgia corporation" are hereby replaced with "Insurity, Inc., a Georgia corporation."

                  1.2. I.R.S.C., Inc., a California corporation, Patlex Corporation, a Pennsylvania corporation, Statewide Data Services Inc., a Florida corporation and ChoicePoint Direct Inc., an Illinois corporation are hereby deleted as Subsidiary Originators from the Existing Agreement.

                  1.3. Exhibits II and III to the Existing Agreement are hereby amended and restated in their entirety to read as set forth in Annexes A and B to this Amendment.

         2. CONTINUING EFFECT. Except as expressly amended above, the Existing Agreement remains unaltered and in full force and effect and is hereby ratified and confirmed.

         3. CONDITIONS PRECEDENT. This Amendment shall become effective as of the date first above written when counterparts hereof shall have been duly executed and delivered by each of the parties hereto and consented to by the Borrower and the Administrator.

         4. EXPENSES. Borrower agrees to pay all reasonable costs and expenses incurred by Lender and Administrator in connection with the preparation, execution, delivery, administration and enforcement of, or any breach of this Amendment, including without limitation the reasonable fees and expenses of counsel.

         5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW)).

         6. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

                            <signature page follows>

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                     CHOICEPOINT SERVICES INC., INSURITY,
                                     INC., CHOICEPOINT BUSINESS AND
                                     GOVERNMENT SERVICES INC.,
                                     CHOICEPOINT PUBLIC RECORDS INC.,
                                     PATLEX CORPORATION, AND NATIONAL
                                     SAFETY ALLIANCE INCORPORATED



                                     By:    /s/ David E. Trine
                                     Name:  David E. Trine
                                     Title: Treasurer


                                     I.R.S.C. INC.


                                     BY: CHOICEPOINT SERVICES INC.,
                                     ITS SUCCESSOR-IN-INTEREST BY MERGER


                                     By:    /s/ David E. Trine
                                     Name:  David E. Trine
                                     Title: Treasurer


                                     BTI L.P., AS SUCCESSOR-IN-INTEREST TO
                                     BTI EMPLOYEE SCREENING SERVICES, INC.


                                     BY: KNOWX LLC, ITS GENERAL PARTNER



                                     By:    /s/ David E. Trine
                                     Name:  David E. Trine
                                     Title: Treasurer

                                     CHOICEPOINT DIRECT INC., AND
                                     STATEWIDE DATA SERVICES, INC.


                                     BY: CHOICEPOINT PRECISION MARKETING
                                     INC., SUCCESSOR-IN-INTEREST BY MERGER
                                     TO EACH



                                     By:    /s/ David E. Trine
                                     Name:  David E. Trine
                                     Title: Treasurer


                                     CHOICEPOINT CAPITAL INC.



                                     By:    /s/ David E. Trine
                                            ------------------
                                     Name:  David E. Trine
                                     Title: Treasurer

         BY ITS SIGNATURE BELOW, EACH OF THE UNDERSIGNED HEREBY CONSENTS TO THE FOREGOING AMENDMENT:


                                     SUNTRUST CAPITAL MARKETS, INC., AS
                                     ADMINISTRATOR



                                     By:    /s/ R. Todd Shutley
                                        ---------------------------------------
                                     Name:  R. Todd Shutley
                                          -------------------------------------
                                     Title: Managing Director
                                           ------------------------------------


                                     CHOICEPOINT FINANCIAL INC., AS BORROWER



                                     By:    /s/ David E. Trine
                                        ---------------------------------------
                                     Name:  David E. Trine
                                          -------------------------------------
                                     Title: Treasurer
                                           ------------------------------------